"Developing and Delivering Compelling Interactive Solutions to Lodging, Healthcare and other Visitor-Based Markets" Slide 1

Certain statements in this presentation constitute "forward-looking statements". When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, those related to revenue, are intended to identify such forward- looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, which can be particularly affected by international crisis, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming costs, availability, timeliness, and quality; technological developments by competitors; developmental costs, difficulties, and delays; relationships with clients and property owners; the availability of capital to finance growth, the impact of government regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. With respect to any acquisition, we are subject to risks that integration costs will exceed expectations, that synergies we anticipate will not be realized, or will take longer than anticipated to realize, that our management and management systems will encounter difficulties in dealing with a bigger, more diversified enterprise, and that the financial results we expect from the acquisition will not be realized. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward- looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 2

Industry Leaders with High Return Investment Model Multiple Value Drivers: On Command Integration: Cost and Revenue Lodging Market: New and Diversified Revenues Adjacent Markets: Expansion Opportunities Result: Strong Net Free Cash Flow Significant Valuation Upside The New LodgeNet Investment Rationale: Slide 3

World's Largest Provider of Media & Connectivity Services to Hospitality Businesses Provide Services to 1.8 Million Hotels Rooms at 9,300 Hotel Properties Top 10 MSO Equivalent with 80% Share in US and Canadian Hotel Markets Connect, Inform & Entertain over 500 Million Travelers Includes On Demand Movies, Subscription Sports, High-Speed Internet, TV Highly Interactive Audience - 98% of Guests Turn on Television - 35% "Go Interactive" - 31.5% "Log On" to the Internet* Who We Are: *Source - 2007 Forrester Research Omnibus Survey Slide 4

Growth Strategy Expanding Networks & Integrating Solutions 2007 - A Transformational Year February - StayOnline Acquisition April -On Command Acquisition Slide 5

Purchase of Largest Competitor 80% Increase in Interactive Television Network - Prominent Brands - USA, Canada & Mexico Penetration in Major Markets Highly Attractive Purchase Price - $458 Per Room - Multiple of 5.3x Net AOCF - 9% Liberty Media Ownership Before After LNET 1000 1000 ONCO 0 830 1,000 1,830 Rooms (in thousands) at 4/3/07 Slide 6

5-Fold Increase in Broadband Network Prominent Brands Broader Array of Solutions - Wired & Wireless - Meeting Rooms - Bandwidth Shaping - Integrated Applications - IP Network Design Before After LNET 35 35 LSO 0 140 35 175 Rooms (in thousands) at 2/1/07 Purchase of Leading HSIA Provider Slide 7

Also: Licensees in 15 International Countries Slide 8

A Diversified Customer Base Others Hyatt Starwood InterCon Hilton Marriott 846 68 140 206 331 321 30.6 38.6 34.6 31.6 45.9 46.9 45 43.9 Focused By Brand . . . Diversified By Decision 1,500+ Ownership & Management Groups Marriott InterCon Hyatt Hilton Starwood Other Slide 9

Business Model - Single Digital Room Digital Rooms Provide Attractive Cash-On-Cash Returns * Revenue and cash flow based on TTM June 2007 actual results. Capital investment based on YTD June 2007. Average Contract Length 6.5 Years 6.5 Years Monthly Revenue $ 25.85 $ 25.85 Monthly Cash Flow $ 10.75 $ 10.75 Total Cash Flow Over Life $ 839 $ 839 Average Capital Investment $ 353 $ 244 Payback Period 2.7 Years 1.9 Years Cash-on-Cash Return 36.5% 52.9% New Renewal Slide 10

Relationships - 1.8 Million Hotel Rooms and 9,300 Properties - Long-Term Contracts - Average Remaining VOD Term of 38 Months Technology and Innovation - Proven Integrator of Technology Solutions for Lodging & Healthcare - Innovative Content for Visitor-Based Networks Execution - Nationwide Service Organization: 500+ Service Professionals - 24x7 Customer Call Centers - Specialized Installations and Project Management - 27 Year Track Record Growth Strategy Leveraging Unique Corporate Assets Slide 11

Value Driver: On Command Integration Cost Synergies: - Baseline Savings of $15 Million to be Realized by End of 2008 - 95% of Organizational Decisions Made Additional Synergies Possible with Systems Integration Revenue Enhancements: - Movie Revenue: Increase to LodgeNet Level within One Year Current On Command Platform Revenue $1.00 Less Than LodgeNet Platform On Command Customer Base Capable of LodgeNet Level or Better Parity with LodgeNet Platform Equates to $10 Million Incremental Revenue - FTG Revenue: Increase from Transition of Legacy Agreements Agreement Reached in September 2006 New Fee Structure upon Upgrade to HD Systems Transition Equates to $12 Million Incremental Revenue by end of 2009 Slide 12

Value Driver: New & Diversified Lodging Revenue Revenue Growth: High Definition Television High-Speed Internet Access Advertising Opportunities Consulting Services Slide 13

HD Basic Cable - More Channels - Higher Percentage of Hotels - +$5.00 per Room/Month HD Video On-Demand - Increased Guest Interest "Easy HD" Services - Program Consultation - Project Management Installation Services Extended Service Plans HDTV Video East 48 1800 The New LodgeNet Opportunities High Definition Television 48 1,830 Rooms (in thousands) at 6/30/07 Slide 14

Business Model - Single HDTV Room HD Rooms Provide Attractive Cash-On-Cash Returns * Revenue and cash flow based on 9 months ending June 2007 annualized results. Capital investment based on YTD June 2007. Data based on 22,000 new rooms & 22,000 renewal rooms. Average Contract Length 6.5 Years 6.5 Years Monthly Revenue $ 35.25 $ 35.25 Monthly Cash Flow $ 13.75 $ 13.75 Total Cash Flow Over Life $ 1,073 $ 1,073 Average Capital Investment $ 426 $ 314 Payback Period 2.6 Years 1.9 Years Cash-on-Cash Return 38.7% 52.5% New Renewal Slide 15

Help Desk Services - Recurring Revenue $3 to $4 per room/month 50% Margin with Scale Equipment Sales - Hotel Purchased - 10% to 20% Margin Technical Service - Hourly - Maintenance Agreements At 500,000 Rooms (est.) - $35 Million Revenue - $13 Million Gross Profit HSIA Video East 209 1800 The New LodgeNet Opportunities Internet Connectivity 209 1,830 Rooms (in thousands) at 6/30/07 Slide 16

Three Platforms - Satellite (The Hotel Network) - Server (MPI Initiative) - High Speed Internet Outstanding Demographic - Income, Profession Out of Home Increasing - Twice the Percentage Growth of Traditional Advertising Integrated Strategy Underway - Now Total Ownership of Platforms - 2008 Plan: Positive AOCF THN MPI Video East 350 400 1800 The New LodgeNet Opportunities Advertising 1,830 400 350 Slide 17

Value Driver: New & Diversified Lodging Revenue Unit Growth New Hotel Construction: 135,000 Units per Year 80,000 within Target Demographic Enhanced Competitive Position Gaming Markets: Las Vegas = 132,000 Rooms Only 26,000 Served Today Venetian Win Major Victory International Markets: Strategy Presently Under Consideration Approach: Serve International Needs of Major US Customers Slide 18

Value Driver: Adjacent Markets Healthcare: Time Shares Travel Centers Cruise Lines Slide 19 22 Hospitals Under Contract, 17 installed Notable New Installation: Children's Hospital of Pittsburgh Four Additional Installations Scheduled for Q4 2007 Revenue Forecasted at $4-$5 Million

Q3 '07 Q3 '07 Adjusted* Revenue $ 144.5 - $147.5 Adjusted Operating Cash Flow $ 37.0 - $ 39.0 Net Loss $ (12.0) - $(10.0) $ (6.0) - $ (4.0) Net Loss Per Share $ (0.53) - $(0.44) $ (0.26) - $(0.17) Cash Earnings (Loss) $ (8.0) - $ (6.0) $ (5.5) - $ (3.5) CEPS (Loss) $ (0.35) - $(0.26) $ (0.24) - $(0.15) Capital Investment $ 20.0 - $ 22.0 Free Cash Flow $ 4.0 - $ 6.0 $ 7.0 - $ 9.0 AOCF Margin 25.6% - 26.4% Guidance (in millions except per share) * Adjusted guidance excludes amortization of purchase intangibles, other acquisition-related costs and refinancing of 9.5% senior notes Slide 20

2007 2007 Adjusted* Revenue $ 490.0 - $500.0 Adjusted Operating Cash Flow $ 130.0 - $135.0 Net Loss $ (59.0) - $(54.0) $ (20.0) - $(15.0) Net Loss Per Share $ (2.57) - $(2.35) $ (0.87) - $(0.65) Cash Earnings (Loss) $ (48.0) - $(43.0) $ (18.5) - $(13.5) CEPS (Loss) $ (2.09) - $(1.88) $ (0.81) - $(0.59) Capital Investment $ 75.0 - $ 80.0 Free Cash Flow $ (15.0) - $(10.0) $ 11.0 - $ 16.0 AOCF Margin 26.5% - 27.0% Guidance (in millions except per share) * Adjusted guidance excludes amortization of purchase intangibles, other acquisition-related costs and refinancing of 9.5% senior notes Slide 21

Guidance 2008 2008 Adjusted* Revenue $565.0 - $585.0 Adjusted Operating Cash Flow $165.0 - $180.0 Net Income (Loss) $ (8.0) - $ 7.0 $ 6.0 - $ 21.0 Net Income (Loss) Share $(0.35) - $ 0.31 $ 0.26 - $ 0.92 Cash Earnings $ 3.0 - $ 18.0 $ 8.0 - $ 23.0 CEPS $ 0.13 - $ 0.79 $ 0.35 - $ 1.01 Capital Investment $ 80.0 - $ 85.0 Free Cash Flow $ 30.0 - $ 45.0 $ 35.0 - $ 50.0 AOCF Margin 29.0% - 31.0% (in millions except per share) * Adjusted guidance excludes amortization of purchase intangibles and other acquisition-related costs Slide 22

Capital Investment 2007 2008 Forecasted Range $75.0 - $80.0 $80.0 - $85.0 New Rooms 70K to 75K 60K to 70K Renewal Rooms 80K to 85K 100K to 120K Capital Allocation 2007 & 2008 New Room Investment 30% - 40% Renewal Investment 40% - 50% Corporate & Other 20% - 25% Per-Room Investment Digital HD New Room $330 - $370 $375 - $425 Renewal Room $230 - $260 $275 - $315 Slide 23

Industry Leaders with High Return Investment Model Multiple Value Drivers: On Command Integration: Cost and Revenue Lodging Market: New and Diversified Revenues Adjacent Markets: Expansion Opportunities Result: Strong Net Free Cash Flow Significant Valuation Upside The New LodgeNet Investment Rationale: Slide 24

"Developing and Delivering Compelling Interactive Solutions to Lodging, Healthcare and other Visitor-Based Markets"

Reconciliation of Operating Income to Adjusted Operating Cash Flow Slide 25

Reconciliation of Net Loss to Adjusted Net Loss Slide 26

Reconciliation of Adjusted Free Cash Flow Slide 27

Reconciliation of Cash Earnings per Share Slide 28